Exhibit 10.1.4

December 19, 2007

Qualcomm Inc.

5775 Morehouse Drive

San Diego, CA

92121-1714 USA

Re:	Amendment - Development Agreement dated as of September 4, 2007 by and between Qualcomm, Inc. (“Qualcomm”) and Aircell LLC (“Aircell”).

Ladies and Gentlemen:

We wish to confirm our understanding with you regarding the first amendment to the terms and conditions of the above referenced Development Agreement. This letter of amendment (the “Amendment”) sets forth the amended and additional terms that the parties have agreed to with regard to the Development Agreement; particularly related to matters regarding Milestone 4 as set forth in Section 2.2 of the Development Agreement and Section 2.2 of Exhibit A.

(1) Qualcomm hereby agrees that on or before [***] it shall deliver approximately [***] Aircards to Aircell for testing and certification, in lieu of the [***] Aircards specified in the Development Agreement in connection with Milestone 4. A quantity of approximately [***] such Aircards shall be P3 type and the balance of Aircards shall be P4 type.

(2) [***].

(3) [***] Aircell shall inform Qualcomm of its acceptance, thereafter Qualcomm may invoice Aircell for the Milestone 4 payments as it relates to the Aircards.

(4) In addition, Qualcomm shall incorporate new features listed below into the Aircard for delivery in accordance with Milestone 3, to occur [***]. The parties agree that the cost of the new features inclusion shall be [***] which shall be added to the Milestone 3 payment, subject to testing and acceptance as set forth above. Such additional features shall include:

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(5) Aircell agrees that the Aircards delivered in [***] for testing and Milestone 4 shall be [***].

(6) Qualcomm agrees [***].

(7) The parties acknowledge and agree that the problems found during testing such as Doppler/RTD lockup problem will be mutually addressed and corrected by the joint cooperation of the parties and is not subject of this letter.

(8) The parties acknowledge that there may be additional changes or feature requests to the Aircard and/or CSM software and the parties agree to proceed in good faith and determine such modifications and any additional costs as soon as possible and to agree to such changes.

If the terms and conditions of the Amendment as set forth in this letter reflect our discussions to date and are acceptable to you, please indicate your confirmation and acceptance of the Amendment by executing and returning the enclosed duplicate original of this letter to AirCell.

Very truly yours,

AirCell LLC

By:	/s/
Title:

ACCEPTED AND AGREED this          day of December 2007:

Qualcomm, Inc.

By:	/s/
Title:

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